                                                                    EXHIBIT 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ______________


                                   FORM  T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)______

                                _______________

                  TEXAS  COMMERCE  BANK  NATIONAL  ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   74-0800980
                                (I.R.S. Employer
                              Identification No.)

     712 MAIN STREET                                      77002
     HOUSTON, TEXAS                                    (Zip Code)
  (Address of principal
    executive offices)

                              ___________________


                            COOPER INDUSTRIES, INC.
              (Exact name of obligor as specified in its charter)


          OHIO                                        31-4156620
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)


 1001 FANNIN, SUITE 4000                                77002
    HOUSTON, TEXAS                                    (Zip Code)
 (Address of principal
   executive offices)


                          EXCHANGEABLE NOTES DUE 1998

                      (Title of the indenture securities)

================================================================================

ITEM 1. GENERAL INFORMATION.

        FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            Comptroller of the Currency, Washington, D.C.
            Federal Deposit Insurance Corporation, Washington, D.C.
            Board of Governors of The Federal Reserve System, Washington, D.C.

        (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            Yes.


ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        The obligor is not an affiliate of the trustee.

        (See Note on Page 5.)


ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

        FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

               COL. A                                   COL. B
           TITLE OF CLASS                         AMOUNT OUTSTANDING
           --------------                         ------------------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

        IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

        (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

        (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

        IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

        FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

        COL. A         COL. B           COL. C           COL. D
                                                      PERCENTAGE OF
                                                    VOTING SECURITIES
                                                      REPRESENTED BY
                                     AMOUNT OWNED      AMOUNT GIVEN
    NAME OF OWNER  TITLE OF CLASS    BENEFICIALLY       IN COL. C
    -------------  --------------    ------------    -----------------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
        OFFICIALS.

        FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

        COL. A         COL. B           COL. C           COL. D
                                                      PERCENTAGE OF
                                                    VOTING SECURITIES
                                                      REPRESENTED BY
                                     AMOUNT OWNED      AMOUNT GIVEN
    NAME OF OWNER  TITLE OF CLASS    BENEFICIALLY       IN COL. C
    -------------  --------------    ------------   ------------------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

        FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

        COL. A         COL. B             COL. C                 COL. D
                    WHETHER THE        AMOUNT OWNED           PERCENTAGE OF
                     SECURITIES     BENEFICIALLY OR HELD    VOTING SECURITIES
                     ARE VOTING    AS COLLATERAL SECURITY     REPRESENTED BY
                    OR NONVOTING      FOR OBLIGATIONS          AMOUNT GIVEN
   TITLE OF CLASS    SECURITIES         IN DEFAULT              IN COL. C
   --------------  -------------   ----------------------   ------------------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

        COL. A         COL. B               COL. C                 COL. D
                                         AMOUNT OWNED
                                     BENEFICIALLY OR HELD    PERCENT OF CLASS
        NAME                        AS COLLATERAL SECURITY    REPRESENTED BY
    OF ISSUER AND      AMOUNT         FOR OBLIGATIONS IN       AMOUNT GIVEN
   TITLE OF CLASS    SECURITIES       DEFAULT BY TRUSTEE         IN COL. C
   --------------    ----------     ----------------------   -----------------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

        COL. A         COL. B               COL. C                 COL. D
                                         AMOUNT OWNED
                                     BENEFICIALLY OR HELD    PERCENT OF CLASS
        NAME                        AS COLLATERAL SECURITY    REPRESENTED BY
    OF ISSUER AND      AMOUNT         FOR OBLIGATIONS IN       AMOUNT GIVEN
   TITLE OF CLASS    SECURITIES       DEFAULT BY TRUSTEE         IN COL. C
   --------------    ----------     -----------------------  ------------------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

        COL. A         COL. B               COL. C                 COL. D
                                         AMOUNT OWNED
                                     BENEFICIALLY OR HELD    PERCENT OF CLASS
        NAME                        AS COLLATERAL SECURITY    REPRESENTED BY
    OF ISSUER AND      AMOUNT         FOR OBLIGATIONS IN       AMOUNT GIVEN
   TITLE OF CLASS    SECURITIES       DEFAULT BY TRUSTEE         IN COL. C
   --------------    ----------     ----------------------   -----------------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

        EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                   COL. A            COL. B            COL. C

                  NATURE OF          AMOUNT
                INDEBTEDNESS       OUTSTANDING         DATE DUE
                ------------       -----------         --------

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13.  DEFAULTS BY THE OBLIGOR.

        (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

        There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 5.)

        (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

        There has not been a default under any such indenture or series. (See Note on Page 5.)


ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

        IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 15.  FOREIGN TRUSTEE.

        IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

        Not applicable.

ITEM 16.    LIST OF EXHIBITS.

        LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.


 .1      __   A copy of the articles of association of the trustee as now in effect.
#2      __   A copy of the certificate of authority of the trustee to commence business.
*3      __   A copy of the authorization of the trustee to exercise corporate trust powers.
 4      __   A copy of the existing by-laws of the trustee.
 5      __   Not applicable.
*6      __   The consent of the trustee required by Section 321(b) of the Act.
 7      __   A copy of the latest report of condition of the requirements of its supervising or examining trustee published pursuant to law or the authority.
 8      __   Not applicable.
 9      __   Not applicable.
-------------

 .   Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

# Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-42814.

* Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

                        _______________________________

                                      NOTE

        Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

          PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON AND STATE OF TEXAS, ON THE 26TH DAY OF SEPTEMBER, 1995.

                                 TEXAS COMMERCE BANK
                                 NATIONAL ASSOCIATION


                                 By:  /s/ Leah E. Foshee
                                    -------------------------
                                      Leah E. Foshee
                                      Assistant Vice President and Trust Officer

                                                                       EXHIBIT 4

                                     BYLAWS

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                   __________

                      SECTION 1:  MEETINGS OF SHAREHOLDERS

     SECTION 1.1. ANNUAL MEETINGS. The annual meeting of the shareholders of the Association for the election of directors and for the transaction of such other business as properly may come before such meeting, shall be held at the principal banking office of the Association in Houston, Texas, or such other place authorized by the Board of Directors ("Board"), at 10:30 a.m. on the Wednesday before the third Tuesday in January or as soon thereafter as practicable if, for any reason, the meeting cannot be held at such time or on such date. The Chairman of the Board ("Chairman") and the Secretary of the Association shall act as Chairman and Secretary, respectively, of the meeting.

     SECTION 1.2. SPECIAL MEETINGS. Special meetings of the shareholders of the Association may be called by the Chairman or upon the direction of a majority of the Board.

     SECTION 1.3. NOTICE. Unless otherwise provided by law or by the Articles of Association, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at the shareholder's address as shown on the books of the Association.

     SECTION 1.4. PROXIES. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of the Association shall act as proxy. Proxies shall be valid only for the meeting specified therein and any adjournments thereof.

     SECTION 1.5. VOTING RIGHTS. Except as otherwise provided by law or these Bylaws, each shareholder shall be entitled to one vote for each share of stock held, and a majority of votes cast shall decide each matter submitted for a vote.

     SECTION 1.6. RECORD DATE. The record date for determining those shareholders who shall have the right to receive notice of and to vote at meetings of shareholders shall be set by the Board or, if the Board fails to set such date, by the Chairman. The record date shall be not less than ten and not more than fifty days prior to the date of the meeting.

                             SECTION 2:  DIRECTORS

     SECTION 2.1. NUMBER. Unless applicable law shall permit a greater number, the Board of the Association shall consist of such number of persons, not less than five nor more than twenty-five, as from time to time shall be fixed and determined by a majority of the full Board or by resolution of a majority of the outstanding shares of stock of the Association at the annual or any special meeting of the shareholders.

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

     SECTION 2.2. TERM. The directors of the Association shall hold office until the annual meeting of shareholders next following their election and until their successors have been elected and qualified unless removed according to the provisions of the Articles of Association or these Bylaws.

     SECTION 2.3. VACANCIES. Subject to the provisions of Section 2.1, any vacancies occurring on the Board for any reason may be filled by a vote of a majority of the remaining directors, and any director so appointed shall hold office until the next annual meeting of shareholders or until a successor is elected.

     SECTION 2.4. ANNUAL MEETINGS. Following the annual meeting of the shareholders, the Chairman or the Secretary of the meeting shall notify the directors-elect of their election, and they shall meet promptly for the purposes of electing officers of the Association for the ensuing year and for the transaction of such organizational and other business as properly may come before the meeting.

     SECTION 2.5. REGULAR MEETINGS. Regular meetings of the Board shall be held without notice at 10:30 a.m., or at such other time as the Chairman may prescribe, on the Wednesday before the third Tuesday of each January, April, July and October. Two other regular meetings of the Board also shall be held each calendar year on such other dates and at such times as the Chairman may prescribe, with notice of such meetings to be given to each member of the Board by telegram, letter, telephone, telecopy or in person. Such meetings shall be held at the principal office of the Association. If any regular meeting of the Board shall fall upon a holiday, the meeting shall be held at the time and place specified in this Section on the next banking business day unless some other date shall be designated by a majority of the Board. A special meeting may be held in lieu of a regular meeting in any given calendar month.

     SECTION 2.6. SPECIAL MEETINGS. Special meetings of the Board may be called either by the Chairman, or in his absence, by the President, or in his absence, by any of the Vice Chairmen of the Board, or at the request of three or more directors. Each member of the Board shall be given notice by telegram, letter, telephone, telecopy or in person stating the time, place and purpose of each such meeting.

     SECTION 2.7. QUORUM. For the transaction of business, a quorum of the Board shall consist of not less than a majority of the entire Board then in office. If, at the time fixed for any meeting, a quorum is not present, the directors in attendance may adjourn the meeting from time to time until a quorum is obtained. The majority of those directors present and voting at any meeting of the Board shall decide each matter considered.

     SECTION 2.8. ADVISORY DIRECTORS. The Board may appoint such advisory directors as it may deem appropriate, each of whom shall hold office until the next annual meeting of the directors following their elections. The advisory directors of the Association shall have the right to attend the meetings of the Board held each January, April, July and October and to advise with the Board concerning the affairs of the Association, but advisory directors shall not have the right to vote.

     SECTION 2.9. RETIREMENT OF DIRECTORS. No person shall be elected to serve as a director or an advisory director of the Association who has attained 70 years of age at the

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

time of such election except in accordance with this Section. Any person currently serving on the Board of the Bank who had attained 71 years of age by April 17, 1985 shall be exempt from the provisions of this Section. In addition, any former chief executive officer of Texas Commerce Bancshares, Inc. shall be exempt from this Section for the ten years following such person's retirement from such position. Any director or advisory director of the Association who, during his or her term of office, ceases to be eligible under the foregoing provisions to be elected to such office may continue to serve the remainder of his or her term of office until the next annual meeting of shareholders.

                              SECTION 3:  OFFICERS

     SECTION 3.1. CHAIRMAN. There shall be a Chairman, as designated by the Board. The Chairman shall preside at all meetings of the Board. The Chairman shall preside at all meetings of the Loan and Discount Committee at which the Chairman is present, unless the Chairman shall elect to delegate this duty and responsibility to another officer. The Chairman shall have supervision over and exercise general executive and administrative powers relating to all of the operations and business of the Association. The Chairman shall from time to time assign all officers of this Association their respective powers, duties and responsibilities and shall have and exercise such other powers and duties as from time to time may be conferred upon or assigned to the Chairman.

     SECTION 3.2. PRESIDENT. The President shall be a member of the Board. The President shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of president or imposed by these Bylaws. The President shall perform such executive and administrative duties as may be assigned to the President by the Board, and in the case of the absence or inability of the Chairman to act, the President shall perform the duties of the Chairman during such absence or inability.

     SECTION 3.3. VICE CHAIRMAN. The Board may appoint one or more of its directors as Vice Chairmen. During the absence of the Chairman and the President, the Vice Chairmen, in the order of their seniority as Vice Chairmen, shall preside at the meetings of the Board. Each Vice Chairman shall perform such executive and administrative duties as may be assigned to such Vice Chairman by the Chairman.

     SECTION 3.4. EXECUTIVE TRUST OFFICER. There shall be an Executive Trust Officer of the Association, appointed by the Board, whose duties shall be to manage, supervise and direct all of the activities of the Trust Department.
The Board may appoint other trust officers as it may deem appropriate with such duties as may be designated by the Board or by the Executive Trust Officer.

     SECTION 3.5. SECRETARY AND ASSISTANT SECRETARIES. The Board shall appoint a Secretary, or other designated officer, who shall be secretary of the Board and of the Association and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these Bylaws; shall be custodian of the corporate seal, records, documents and papers of the Association; shall have and may exercise any and all other powers and

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

duties pertaining by law, regulation or practice, to the office of secretary or cashier, or imposed by these Bylaws; and shall perform such duties as may be assigned from time to time by the Board or the Chairman. The Board may appoint one or more Assistant Secretaries and/or a Cashier, and each of the Assistant Secretaries and Cashier so appointed shall have the same authority provided by these Bylaws to the Secretary and such other duties as may be assigned by the Board or the Chairman.

     SECTION 3.6. OTHER OFFICERS. The Board may appoint one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, and such other officers with such titles as may from time to time be deemed appropriate for the transaction of the business of the Association. Each such officer shall have such duties as from time to time may be assigned to such officer by the Chairman.

     SECTION 3.7. TERM OF OFFICE. The Chairman, the Vice Chairmen and the President shall hold their offices for the current year for which the Board, of which they are members or advisory members, was elected unless they shall resign, become disqualified or be removed. Such officers may be removed by the Board with or without cause. Any vacancy occurring in such offices shall be filled by the Board. All other persons shall hold the offices to which they are elected subject to removal by the Chairman or by the Board.

     SECTION 3.8. RECORDS OF THE ASSOCIATION. The Secretary shall be responsible for the minute books of the Association, the organizational papers of the Association, the Articles of Association, the returns of elections, the Bylaws, the proceedings of regular and special meetings of the Board and of the shareholders and the reports of the committees of the Board. The minutes of each meeting shall be signed by either the Secretary or an Assistant Secretary or the person acting in such capacity in the absence of the Secretary or an Assistant Secretary and approved by the officer presiding at such meeting.

                             SECTION 4:  COMMITTEES

     SECTION 4.1. BOARD COMMITTEES. Each year at its annual organizational meeting and at such other times as it deems necessary, the Board shall appoint such committees, consisting of directors and/or advisory directors, as it deems appropriate, specifying the authority and responsibilities of each such committee. Such committees shall include at least those committees as are required by law. Any advisory director appointed to a committee shall have the right to attend meetings of the committee and to advise the committee but shall not have the right to vote.

     SECTION 4.2. MANAGEMENT COMMITTEES. Not less than annually the Chairman shall appoint such management committees and subcommittees, comprised of officers and/or employees of the Association, as the Chairman deems appropriate, and those committees shall have such powers and responsibilities, not inconsistent with these Bylaws or any resolution of the Board, as the Chairman may specify.

     SECTION 4.3. MINUTES. Each committee shall keep minutes of its meetings, which shall be filed with the Secretary or an Assistant Secretary.


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

     SECTION 4.4. QUORUM. At least half of the members of a committee shall be required to constitute a quorum for the transaction of such committee's business unless a greater number shall be specifically required in the case of a Board committee by resolution or in the case of a management committee by the Chairman.

                               SECTION 5:  STOCK

     SECTION 5.1. TRANSFER OF SHARES. The capital stock of the Association shall be transferable on the stock certificate books of the Association, and all such transfers shall be recorded therein.

     SECTION 5.2. CERTIFICATES REPRESENTING SHARES. Certificates representing shares of capital stock of the Association shall be in the form approved by the Board and shall be signed manually or by facsimile signature by the Chairman, the President, any Vice Chairman, Executive Vice President or Senior Vice President, and by the Secretary, an Assistant Secretary, or the Cashier. In case any officer who has signed or whose facsimile signature has been placed upon the form of certificate shall have ceased to be such officer before such certificate is issued, such certificate may be issued with the same effect as if the officer were such officer at the date of issuance.

                                SECTION 6:  SEAL

     The seal of this Association shall be in such form as may be from time to time prescribed by the Board. Each of the Secretary, the Assistant Secretaries and such officers of the Association as the Board may direct shall have authority to affix the corporate seal of this Association to any document requiring such seal and to attest the same.

                      SECTION 7:  EXECUTION OF INSTRUMENTS

     All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, checks, drafts, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in the name of and on behalf of the Association by such officers as the Board may from time to time direct or, if the Board has not directed, then by such officers as the Chairman from time to time directs. The provisions of this Section 7 are supplementary to any other provision of these Bylaws.

                           SECTION 8:  BANKING HOURS

     Except as otherwise provided by law, the Association shall be open for business on such days of the week and during such hours as the Chairman or his designee may direct.

                          SECTION 9:  INDEMNIFICATION

     The Association shall indemnify and advance expenses to all directors, advisory directors, officers, employees and agents of the Association, and to all persons who are or were serving at the request of the Association as a director, advisory director, officer, partner, venturer, proprietor,


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

trustee, employee, agent or similar functionary of another corporation, association, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise to the maximum extent allowed by the Texas Business Corporation Act or other applicable state law, Federal banking law and/or regulations.


                       SECTION 10:  AMENDMENTS TO BYLAWS

     These Bylaws may be amended, altered or repealed at any meeting of the Board by a vote of a majority of the full Board. In addition, the Association's shareholders may repeal, alter or amend these Bylaws even though the Bylaws also may be amended or repealed by the Board.





--------------------------------------------------------------------------------
 Adopted January 11, 1995                                            Page 6 of 6

                                                                       EXHIBIT 7

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
Federal Financial               OMB Number: 1557-0081
Institutions Examination
Council                         Expires March 31, 1996
--------------------------------------------------------------------------------
                                                                             /1/
                                Please refer to page i,
[LOGO APPEARS HERE]             Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1995       (950630)
                                                   -----------
                                                   (RCRI 9989)

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C. (S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Kenneth L. Tilton, EVP & Controller
  -----------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Kenneth L. Tilton
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

July 28, 1995
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Marc J. Shapiro
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Alan R. Buckwalter, III
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Robert C. Hunter
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

FDIC Certificate Number    | 0 | 3 | 2 | 6 | 3 |
                           ---------------------
                                (RCRI 9050)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency.

                                                                       FFIEC 031
                                                                          Page 2
                                                                             /2/

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover

REPORT OF INCOME

Schedule RI -- Income Statement...................................... RI-1, 2, 3

Schedule RI-A -- Changes in Equity Capital...........................       RI-4

Schedule RI-B -- Charge-offs and Recoveries and Changes in Allowance
 for Loan and Lease Losses...........................................    RI-4, 5

Schedule RI-C -- Applicable Income Taxes by Taxing Authority.........       RI-5

Schedule RI-D -- Income from International Operations................       RI-6

Schedule RI-E -- Explanations........................................    RI-7, 8

DISCLOSURE OF ESTIMATED BURDEN

THE ESTIMATED AVERAGE BURDEN ASSOCIATED WITH THIS INFORMATION COLLECTION IS 31.6 HOURS PER RESPONDENT AND IS ESTIMATED TO VARY FROM 15 TO 225 HOURS PER RESPONSE, DEPENDING ON INDIVIDUAL CIRCUMSTANCES. BURDEN ESTIMATES INCLUDE THE TIME FOR REVIEWING INSTRUCTIONS, GATHERING AND MAINTAINING DATA IN THE REQUIRED FORM, AND COMPLETING THE INFORMATION COLLECTION, BUT EXCLUDE THE TIME FOR COMPILING AND MAINTAINING BUSINESS RECORDS IN THE NORMAL COURSE OF A RESPONDENT'S ACTIVITIES. COMMENTS CONCERNING THE ACCURACY OF THIS BURDEN ESTIMATE AND SUGGESTIONS FOR REDUCING THIS BURDEN SHOULD BE DIRECTED TO THE OFFICE OF INFORMATION AND REGULATORY AFFAIRS, OFFICE OF MANAGEMENT AND BUDGET, WASHINGTON, D.C. 20503, AND TO ONE OF THE FOLLOWING:

SECRETARY
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C. 20551

LEGISLATIVE AND REGULATORY ANALYSIS DIVISION
OFFICE OF THE COMPTROLLER OF THE CURRENCY
WASHINGTON, D.C. 20219

ASSISTANT EXECUTIVE SECRETARY
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C. 20429

REPORT OF CONDITION

Schedule RC -- Balance Sheet.....................................        RC-1, 2

Schedule RC-A -- Cash and Balances Due From Depository
 Institutions....................................................           RC-3

Schedule RC-B -- Securities......................................     RC-3, 4, 5

Schedule RC-C -- Loans and Lease Financing Receivables:
  Part I. Loans and Leases.......................................        RC-6, 7
  Part II. Loans to Small Businesses and Small Farms
   (included in the forms for June 30 only)......................      RC-7a, 7b

Schedule RC-D -- Trading Assets and Liabilities (to be
 completed only by selected banks)...............................           RC-8

Schedule RC-E -- Deposit Liabilities.............................   RC-9, 10, 11

Schedule RC-F -- Other Assets....................................          RC-11

Schedule RC-G -- Other Liabilities...............................          RC-11

Schedule RC-H -- Selected Balance Sheet Items for Domestic
 Offices.........................................................          RC-12

Schedule RC-I -- Selected Assets and Liabilities of IBFs.........          RC-13

Schedule RC-K -- Quarterly Averages..............................          RC-13

Schedule RC-L -- Off-Balance Sheet Items.........................  RC-14, 15, 16

Schedule RC-M -- Memoranda.......................................      RC-17, 18

Schedule RC-N -- Past Due and Nonaccrual Loans, Leases, and
 Other Assets....................................................      RC-19, 20

Schedule RC-O -- Other Data for Deposit Insurance
 Assessments.....................................................      RC-21, 22

Schedule RC-R -- Risk-Based Capital..............................      RC-23, 24

Optional Narrative Statement Concerning the Amounts Reported
 in the Reports of Condition and Income..........................          RC-25

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J -- Repricing Opportunities (sent only to and to be completed only by savings banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  Texas Commerce Bank National Association          Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                           Page RI-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Consolidated Report of Income
for the period January 1, 1995-June 30, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                           ----------
                                                                                                           |  I480  | (-
                                                                                               ------------ --------
                                                                   Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
----------------------------------------------------------------------------------------------- --------------------
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:                                                        | ////////////////// |
      (1) In domestic offices:                                                                 | ////////////////// |
          (a) Loans secured by real estate ................................................... | 4011        96,410 | 1.a.(1)(a)
          (b) Loans to depository institutions ............................................... | 4019         2,141 | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............ | 4024         3,677 | 1.a.(1)(c)
          (d) Commercial and industrial loans ................................................ | 4012       182,693 | 1.a.(1)(d)
          (e) Acceptances of other banks ..................................................... | 4026             0 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:     | ////////////////// |
              (1) Credit cards and related plans ............................................. | 4054         7,612 | 1.a.(1)(f)(1)
              (2) Other ...................................................................... | 4055        58,128 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ......................... | 4056         7,688 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political           | ////////////////// |
              subdivisions in the U.S.:                                                        | ////////////////// |
              (1) Taxable obligations ........................................................ | 4503            86 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations ..................................................... | 4504         1,345 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................ | 4058        44,838 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4059         6,647 | 1.a.(2)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505         6,446 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                         | ////////////////// |
      (1) In domestic offices ................................................................ | 4105           142 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4106             0 | 1.c.(2)
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .... | 4027        84,476 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
          (a) Taxable securities ............................................................. | 4506            10 | 1.d.(2)(a)
          (b) Tax-exempt securities .......................................................... | 4507            10 | 1.d.(2)(b)
      (3) Other domestic debt securities ..................................................... | 3657         9,712 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658             0 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659         1,466 | 1.d.(5)
   e. Interest income from trading assets .................................................... | 4069           467 | 1.e.
                                                                                               ----------------------

____________
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  Texas Commerce Bank National Association             Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                              Page RI-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI--Continued

                                                                                   ----------------
                                                 Dollar Amounts in Thousands       | Year-to-date |
----------------------------------------------------------------------------------- --------------
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased        | ////////////////// |
       under agreements to resell in domestic offices of the bank and of     | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4020        70,711 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107       584,705 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508        15,538 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509        11,999 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        49,257 |  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........ | 4174        16,646 |  2.a.(1)(b)(3)
               (4) All other time deposits ................................. | 4512        71,200 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172         5,954 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of       | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4180        17,156 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury trading          | ////////////////// |
       liabilities and other borrowed money ................................ | 4185        23,708 |  2.c.
    d. Interest on mortgage indebtedness and obligations under               | ////////////////// |
       capitalized leases .................................................. | 4072           828 |  2.d.
    e. Interest on subordinated notes and debentures ....................... | 4200        14,629 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       226,915 |  2.f.
                                                                                                   ---------------------------
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      357,790 |  3.
                                                                                                   ---------------------------
 4. Provisions:                                                              | ////////////////// |
                                                                                                   ---------------------------
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |            0 |  4.a.
    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |            0 |  4.b.
                                                                                                   ---------------------------
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070        55,976 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080        68,996 |  5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions .. | 4075         9,243 |  5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076             0 |  5.d.
    e. Other gains (losses) and fees from trading assets and liabilities ... | 4077         8,249 |  5.e.
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407        39,067 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408        41,106 |  5.f.(2)
                                                                                                   ---------------------------
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |      222,637 |  5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |           19 |  6.a.
    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |        2,260 |  6.b.
                                                                                                   ---------------------------
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       197,282 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217        56,882 |  7.b.
    c. Other noninterest expense* .......................................... | 4092       159,127 |  7.c.
                                                                                                   ---------------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |      413,291 |  7.d.
                                                                                                   ---------------------------
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// |---------------------------
                                                                             | ////////////////// | RIAD 4301 |      169,415 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |       64,032 |  9.
                                                                                                   ---------------------------
10. Income (loss) before extraordinary items and other adjustments           | ////////////////// |
    (item 8 minus 9) ....................................................... | ////////////////// |---------------------------
                                                                             | ////////////////// | RIAD 4300 |      105,383 | 10.
                                                                             -------------------------------------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association          Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                           Page RI-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI--Continued

                                                                                 ----------------
                                                                                 | Year-to-date |
                                                                           ------ --------------
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
--------------------------------------------------------------------------- --------------------
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes      | ////////////////// |
       (item 11.a minus 11.b) ............................................ | ////////////////// |---------------------------
                                                                           | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |      105,383 | 12.
                                                                           -------------------------------------------------

                                                                                                                  ----------
                                                                                                                  |  1481  |
                                                                                                            ----------------
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ------ --------------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
------------------------------------------------------------------------------------------------------ --------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513           300 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices              | ////////////////// |
    (included in Schedule RI, item 8) ............................................................... | 8431         5,803 | M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above ........ | 4309             0 | M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            | ////////////////// |
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             | ////////////////// |
    items and other adjustments" (item 8 above) ..................................................... | 1244             0 | M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         8,867 | M.5.
 6. Not applicable                                                                                    | ////////////////// |
 7. If the reporting bank has restated its balance sheet as a result of applying push down            | ////      MM DD YY |
    accounting this calendar year, report the date of the bank's acquisition......................... | 9106      00/00/00 | M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)              | ////////////////// |
    (included in Schedule RI, items 5.c and 5.e):                                                     | ////  Bil Mil Thou |
    a. Interest rate exposures....................................................................... | 8757         8,249 | M.8.a.
    b. Foreign exchange exposures.................................................................... | 8758         9,243 | M.8.b.
    c. Equity security and index exposures........................................................... | 8759             0 | M.8.c.
    d. Commodity and other exposures................................................................. | 8760             0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:           | ////////////////// |
    a. Net increase (decrease) to interest income.................................................... | 8761        (2,305)| M.9.a.
    b. Net (increase) decrease to interest expense................................................... | 8762          (305)| M.9.b.
    c. Other (noninterest) allocations............................................................... | 8763       (15,489)| M.9.c.
                                                                                                      ----------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association          Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                           Page RI-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                  ----------
                                                                                                                  |  I483  | (-
                                                                                                      ------------ --------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
------------------------------------------------------------------------------------------------------ --------------------
 1. Total equity capital originally reported in the December 31, 1994, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,654,472 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,654,472 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340       105,383 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356             0 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460       100,000 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         | ////////////////// |
    for this schedule) .............................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433        31,680 | 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415         8,335 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   | ////////////////// |
    item 28) ........................................................................................ | 3210     1,699,870 | 14.
                                                                                                      ----------------------

____________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               ----------
                                                                                                               |  I486  | (-
                                                                              --------------------------------- --------
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               -------------------- --------------------
                                                                              |         Calendar year-to-date           |
                                                                               -----------------------------------------
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651           684 | 4661         6,924 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655             0 | 4665             0 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645        13,805 | 4617         3,076 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656         1,245 | 4666           179 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657         4,465 | 4667         1,965 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627             2 | 6.
7. All other loans .......................................................... | 4644           955 | 4628           352 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        21,154 | 4605        12,498 | 9.
                                                                              -------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-B--Continued

Part I. Continued

                                                                              -------------------------------------------
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                              -------------------------------------------
                                                                              |         Calendar year-to-date           |
Memoranda                                                                      ------------------------------------------
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-8, part I, items 4 and 7, above............................... | 5409             4 | 5410           413 | M.4.
5. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-8, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development...................................... | 3582            97 | 3583         5,393 | M.5.a.
   b. Secured by farmland.................................................... | 3584             0 | 3585            10 |
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit...................... | 5411             0 | 5412             0 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties....... | 5413           542 | 5414           816 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties.............. | 3588             6 | 3589             5 | M.5.d.
   e. Secured by nonfarm nonresidential properties........................... | 3590            39 | 3591           700 | M.5.e
                                                                              -------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
--------------------------------------------------------------------------------------------------- --------------------
1. Balance originally reported in the December 31, 1994, Reports of Condition and Income.......... | 3124       306,710 | 1.
2. Recoveries (must equal part I, item 9, column 8 above)......................................... | 4605        12,498 | 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above).................................. | 4635        21,154 | 3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)......................... | 4230             0 | 4.
5. Adjustments* (see instructions for this schedule).............................................. | 4815             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,               | ////////////////// |
   item 4.b)...................................................................................... | 3123       298,054 | 6.
                                                                                                    --------------------

____________
*Describe on Schedule RI-E--Explanations.


Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                                ---------
                                                                                                                |  1489 | (-
                                                                                                    ------------ --------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
--------------------------------------------------------------------------------------------------- --------------------
1. Federal........................................................................................ | 4780           N/A | 1.
2. State and local................................................................................ | 4790           N/A | 2.
3. Foreign........................................................................................ | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)............. | 4770           N/A | 4.
                                                                       ----------------------------
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
                                                                       --------------------------------------------------

                                       7

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                             ----------
                                                                                                             |  I492  | (-
                                                                                                        ------ --------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
------------------------------------------------------------------------------------------------- --------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,       | ////////////////// |
   and IBFs:                                                                                     | ////////////////// |
   a. Interest income booked ................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................. | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs   | ////////////////// |
      (item 1.a minus 1.b) ..................................................................... | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                 | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .. | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices .......... | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ..................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                      | ////////////////// |
   a. Noninterest income attributable to international operations .............................. | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............. | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ....................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a        | ////////////////// |
      minus 3.b and 3.c) ....................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation    | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................. | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect   | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................. | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation     | ////////////////// |
   adjustment (sum of items 4 and 5) ........................................................... | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 .... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) .............. | 4341           N/A | 8.
                                                                                                 ----------------------

Memoranda                                                                                        ----------------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
------------------------------------------------------------------------------------------------- --------------------
1. Intracompany interest income included in item 1.a above ..................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above .................................... | 4848           N/A | M.2.
                                                                                                 ----------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                       ----------------
                                                                                                       | Year-to-date |
                                                                                                 ------ --------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
------------------------------------------------------------------------------------------------- --------------------
1. Interest income booked at IBFs .............................................................. | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................. | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices        | ////////////////// |
   (excluding IBFs):                                                                             | ////////////////// |
   a. Gains (losses) and extraordinary items ................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income ........................................................ | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at        | ////////////////// |
   domestic offices (excluding IBFs) ........................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices | ////////////////// |
   (excluding IBFs) ............................................................................ | 4853           N/A | 5.
                                                                                                  --------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              ----------
                                                                                                              |  I495  | (-
                                                                                                        ------ --------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
-------------------------------------------------------------------------------------------------- --------------------
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415        31,809 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 5.f.(2):                                                                    | ////////////////// |
       -------------  CHECK PRINTING INCOME
    d. | TEXT 4461 |                                                                              | 4461         5,945 | 1.d.
        ----------- ------------------------------------------------------------------------------
    e. | TEXT 4462 |                                                                              | 4462               | 1.e.
        ----------- ------------------------------------------------------------------------------
    f. | TEXT 4463 |                                                                              | 4463               | 1.f.
       -------------------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531        30,617 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 7.c:                                                                        | ////////////////// |
                                                                                                  | ////////////////// |
       ------------- FDIC ASSESSMENT                                                              | ////////////////// |
    e. | TEXT 4464 |                                                                              | 4464        16,701 | 2.e.
        ----------- ------------------------------------------------------------------------------
    f. | TEXT 4467 |                                                                              | 4467               | 2.f.
        ----------- ------------------------------------------------------------------------------
    g. | TEXT 4468 |                                                                              | 4468               | 2.g.
       -------------------------------------------------------------------------------------------
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and                   | ////////////////// |
    applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe              | ////////////////// |
    all extraordinary items and other adjustments):                                               | ////////////////// |
           -------------
    a. (1) | TEXT 4469 |                                                                          | 4469               | 3.a.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
           -------------                                              ----------------------------
    b. (1) | TEXT 4487 |                                                                          | 4487               | 3.b.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           -------------                                              ----------------------------
    c. (1) | TEXT 4489 |                                                                          | 4489               | 3.c.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ----------------------------
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                | ////////////////// |
    item 2) (itemize and describe all adjustments):                                               | ////////////////// |
       -------------
    a. | TEXT 4492 |                                                                              | 4492               | 4.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4493 |                                                                              | 4493               | 4.b.
       -------------------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years (from                  | ////////////////// |
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):           | ////////////////// |
       -------------
    a. | TEXT 4494 |                                                                              | 4494               | 5.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4495 |                                                                              | 4495               | 5.b.
       -------------------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,               | ////////////////// |
    item 10) (itemize and describe all corrections):                                              | ////////////////// |
       -------------
    a. | TEXT 4496 |                                                                              | 4496               | 6.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4497 |                                                                              | 4497               | 6.b.
       -------------------------------------------------------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-E--Continued

                                                                                                        ----------------
                                                                                                        | Year-to-date |
                                                                                                  ----------------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
-------------------------------------------------------------------------------------------------- --------------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
                                                                                                  | ////////////////// |
       ------------- CAPITAL INJECTION                                                            | ////////////////// |
    a. | TEXT 4498 |                                                                              | 4498         8,335 | 7.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4499 |                                                                              | 4499               | 7.b.
       -------------------------------------------------------------------------------------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,              | ////////////////// |
    item 5) (itemize and describe all adjustments):                                               | ////////////////// |
                                                                                                  | ////////////////// |
       -------------                                                                              | ////////////////// |
    a. | TEXT 4521 |                                                                              | 4521               | 8.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4522 |                                                                              | 4522               | 8.b.
       ------------------------------------------------------------------------------------------- ---------------------
 9. Other explanations (the space below is provided for the bank to briefly describe,             | I498    |    I499  | (-
                                                                                                  ----------------------
    at its option, any other significant items affecting the Report of Income):
               ---
    No comment | | (RIAD 4769)
               ---
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
__________

                                                                                                             ----------
                                                                                                             |  C400  | (-
                                                                                                 ------------ --------

                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
------------------------------------------------------------------------------------------------- --------------------
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     1,867,776 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071         5,108 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754     1,478,168 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     1,474,774 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276     3,933,225 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277        46,812 |  3.b.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    11,055,861 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       298,054 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ----------------------------
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    10,757,807 |  4.d.
 5. Trading assets (from Schedule RC-D) ........................................................ | 3545        37,594 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       543,785 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150        39,100 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155         9,318 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143       517,834 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       414,976 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    21,126,257 | 12.
                                                                                                 ----------------------

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------
                       0 3 2 6 3

Schedule RC--Continued

                                                                                               ---------------------------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
----------------------------------------------------------------------------------------------- -------------------------
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) ..... | RCON 2200    15,463,348 | 13.a.
                                                                   ----------------------------
       (1) Noninterest-bearing(1) ................................ | RCON 6631       6,113,936 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       9,349,412 | /////////////////////// | 13.a.(2)
                                                                   ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200       245,587 | 13.b.
                                                                   ----------------------------
       (1) Noninterest-bearing ................................... | RCFN 6631               0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636         245,587 | /////////////////////// | 13.b.(2)
                                                                   ----------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278       401,867 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279       290,332 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840     2,199,969 | 15.a.
    b. Trading liabilities (from Schedule RC-D) .............................................. | RCFD 3548        25,430 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With original maturity of one year or less ............................................ | RCFD 2332        64,197 | 16.a.
    b. With original maturity of more than one year .......................................... | RCFD 2333        13,728 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910        29,464 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920         9,318 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200       345,000 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930       338,147 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    19,426,387 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838             0 | 23.
24. Common stock ............................................................................. | RCFD 3230       612,893 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | RCFD 3839     1,024,675 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632        38,196 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434        24,106 | 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     1,699,870 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    21,126,257 | 29.
                                                                                               ---------------------------


Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that                                         Number
    best describes the most comprehensive level of auditing work performed                                ----------------
    for the bank by independent external auditors as of any date during 1994 ...........................  | RCFD 6724 N/A | M.1.
                                                                                                          -----------------

1 = Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified        external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent audit of the bank's parent holding company       5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing         auditors
    standards by a certified public accounting firm which        6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company             auditors
    (but not on the bank separately)                             7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance   8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state
    chartering authority)
------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
                                       12

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                              ----------
                                                                                                              |  C405  | (-
                                                                             --------------------------------- --------
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                             -------------------------------------------
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
----------------------------------------------------------------------------- -------------------- --------------------
1. Cash items in process of collection, unposted debits, and currency and    | ////////////////// | ////////////////// |
   coin .................................................................... | 0022     1,621,662 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits .............. | ////////////////// | 0020     1,304,816 | 1.a.
   b. Currency and coin .................................................... | ////////////////// | 0080       316,846 | 1.b.
2. Balances due from depository institutions in the U.S. ................... | ////////////////// | 0082        27,410 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ... | 0083         5,008 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions   | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ................................... | 0085        22,402 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks .. | ////////////////// | 0070        16,373 | 3.
   a. Foreign branches of other U.S. banks ................................. | 0073         4,013 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks ........... | 0074        12,385 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks ................................. | 0090       207,414 | 0090       207,414 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal            | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) .................................. | 0010     1,872,884 | 0010     1,872,859 | 5.
                                                                             -------------------------------------------

                                                                                                  ---------------------
Memorandum                                                      Dollar Amounts in Thousands        RCOW  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------- --------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,        | ////////////////// |
   column B above) .............................................................................. | 0050        22,302 | M.1.
                                                                                                  ----------------------




Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                                 |  C410  | (-
                                      --------------------------------------------------------------------------- --------
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       ----------------------------------------- -----------------------------------------
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       -------------------- -------------------- -------------------- --------------------
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
-------------------------------------- -------------------- -------------------- -------------------- --------------------
1. U.S. Treasury securities ......... | 0211        17,966 | 0213        17,948 | 1286       523,470 | 1287       520,711 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
                                      -------------------------------------------------------------------------------------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
                                       13

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-B--Continued

                                      -------------------------------------------------------------------------------------
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       ----------------------------------------- -----------------------------------------
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       -------------------- -------------------- -------------------- --------------------
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
-------------------------------------- -------------------- -------------------- -------------------- --------------------
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676           415 | 1677           434 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681            50 | 1686            50 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1698             0 | 1699             0 | 1701       600,752 | 1702       633,592 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703       681,088 | 1705       684,170 | 1706       264,723 | 1707       268,367 | 4.a.(2)
      (3) Other pass-through          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          securities................. | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a.(3)
   b. Other mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities (include CMOs,       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      REMICs, and stripped            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      MBS):                           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued or guaranteed        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by FNMA, FHLMC,             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          or GNMA ................... | 1714       474,740 | 1715       466,015 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Collateralized              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by FNMA,         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FHLMC, or GNMA............. | 1718         3,948 | 1719         3,999 | 1731         3,234 | 1732         3,227 | 4.b.(2)
      (3) All other mortgage-         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          backed securities.......... | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737       299,941 | 1738       303,110 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742             0 | 1743             0 | 1744             0 | 1746             0 | 5.b.
6. Equity securities:                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds.......................... | ////////////////// | ////////////////// | 1747             0 | 1748             0 | 6.a.
   b. Other equity securities         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      with readily determin-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      able fair values............... | ////////////////// | ////////////////// | 1749             0 | 1751             0 | 6.b.
   c. All other equity                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1).................. | ////////////////// | ////////////////// | 1752        48,877 | 1753        48,877 | 6.c.
7. Total (sum of items 1              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b)......................... | 1754     1,478,148 | 1771     1,475,726 | 1772     1,441,056 | 1773     1,474,774 | 7.
                                      -------------------------------------------------------------------------------------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-B--Continued

Memoranda                                                                                          -----------
                                                                                                   |   C412  | (-
                                                                                                   ----------- ---------
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
--------------------------------------------------------------------------------------------------- --------------------
1. Pledged securities(2) ......................................................................... | 0416     2,503,429 | M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):| ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343        18,356 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344       269,878 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     1,077,505 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346     1,549,360 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) ..... | 0347     2,895,097 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544         8,948 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545             0 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years .................................................. | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553         8,948 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt   | ////////////////// |
      securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual   | ////////////////// |
      debt securities included in Schedule RC-N, item 9, column C) ............................... | 0393     2,904,045 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2) (included in     | ////////////////// |
   Memorandum item 2.b.(5) above) ................................................................ | 5519             0 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale  | ////////////////// |
   or transfer)................................................................................... | 1778             0 | M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale          | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                           | ////////////////// |
   a. Amortized cost.............................................................................. | 8780             0 | M.8.a.
   b. Fair value.................................................................................. | 8781             0 | M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in           | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                              | ////////////////// |
   a. Amortized cost.............................................................................. | 8782             0 | M.9.a.
   b. Fair value.................................................................................. | 8783             0 | M.9.b.
                                                                                                   ----------------------

_____________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts                                           ----------
reported in this schedule.  Report total loans and leases, net of unearned                                   |  C415  | (-
                                                                            --------------------------------- --------
income.  Exclude assets held in trading accounts.                           |     (Column  A)    |     (Column B)     |
                                                                            |    Consolidated    |      Domestic      |
                                                                            |        Bank        |      Offices       |
                                                                             -------------------- --------------------
                                                Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
---------------------------------------------------------------------------- -------------------- --------------------
 1. Loans secured by real estate .......................................... | 1410     2,291,350 | ////////////////// |  1.
    a. Construction and land development .................................. | ////////////////// | 1415       401,156 |  1.a.
    b. Secured by farmland (including farm residential and other            | ////////////////// | ////////////////// |
       improvements) ...................................................... | ////////////////// | 1420        19,637 |  1.b.
    c. Secured by 1-4 family residential properties:                        | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential      | ////////////////// | ////////////////// |
           properties and extended under lines of credit .................. | ////////////////// | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:    | ////////////////// | ////////////////// |
           (a) Secured by first liens ..................................... | ////////////////// | 5367       571,956 |  1.c.(2)(a)
           (b) Secured by junior liens .................................... | ////////////////// | 5368       241,722 |  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties .......... | ////////////////// | 1460       142,189 |  1.d.
    e. Secured by nonfarm nonresidential properties ....................... | ////////////////// | 1480       914,690 |  1.e.
 2. Loans to depository institutions:                                       | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. .................................... | ////////////////// | 1505         8,146 |  2.a.
       (1) To U.S. branches and agencies of foreign banks ................. | 1506         5,682 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. .......................... | 1507         5,464 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ....................... | 1517           199 | 1517           199 |  2.b.
    c. To banks in foreign countries ...................................... | ////////////////// | 1510        46,073 |  2.c.
       (1) To foreign branches of other U.S. banks ........................ | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................ | 1516        49,329 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers ... | 1590        94,942 | 1590        94,942 |  3.
 4. Commercial and industrial loans:                                        | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ...................................... | 1763     4,971,419 | 1763     4,911,761 |  4.a.
    b. To non-U.S. addressees (domicile) .................................. | 1764       169,934 | 1764        87,789 |  4.b.
 5. Acceptances of other banks:                                             | ////////////////// | ////////////////// |
    a. Of U.S. banks ...................................................... | 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks ................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal          | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ........ | ////////////////// | 1975     1,642,966 |  6.
    a. Credit cards and related plans (includes check credit and other      | ////////////////// | ////////////////// |
       revolving credit plans) ............................................ | 2008       113,750 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans). | 2011     1,529,216 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including       | ////////////////// | ////////////////// |
    foreign central banks) ................................................ | 2081       229,242 | 2081       222,942 |  7.
 8. Obligations (other than securities and leases) of states and political  | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development      | ////////////////// | ////////////////// |
    obligations) .......................................................... | 2107        45,339 | 2107        45,339 |  8.
 9. Other loans ........................................................... | 1563     1,360,165 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured). | ////////////////// | 1545       220,867 |  9.a.
    b. All other loans (exclude consumer loans) ........................... | ////////////////// | 1564     1,139,298 |  9.b.
10. Lease financing receivables (net of unearned income) .................. | ////////////////// | 2165       189,830 | 10.
    a. Of U.S. addressees (domicile) ...................................... | 2182       150,082 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) .................................. | 2183        39,748 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ....... | 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1 through  | ////////////////// | ////////////////// |
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a). | 2122    11,055,861 | 2122    10,901,502 | 12.
                                                                            -------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-C--Continued

Part I. Continued

                                                                             -------------------------------------------
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
Memoranda                                                                    |        Bank        |      Offices       |
                                                                              -------------------- --------------------
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
----------------------------------------------------------------------------- -------------------- --------------------
 1. Commercial paper included in Schedule RC-C, part I, above .............. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms      | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above and not reported as past due   | ////////////////// | ////////////////// |
    or nonaccrual in Schedule RC-N, Memorandum item 1):                      | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                         | ////////////////// | ////////////////// |
                                                                                                   ---------------------
       (1) To U.S. addressees (domicile) ................................... | 1687             0 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) ............................... | 1689             0 | M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans to | ////////////////// |
       individuals for household, family, and other personal expenditures).. | 8691       219,755 | M.2.b.
    c. Commercial and industrial loans to and lease financing receivables    | ////////////////// |
       of non-U.S. addresses (domicile) included in Memorandum item 2.b      | ////////////////// |
       above................................................................ | 8692             0 | M.2.c.
 3. Maturity and repricing data for loans and leases(1) (excluding those     | ////////////////// |
    in nonaccrual status):                                                   | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:             | ////////////////// |
       (1) Three months or less ............................................ | 0348       380,095 | M.3.a.(1)
       (2) Over three months through 12 months ............................. | 0349       314,268 | M.3.a.(2)
       (3) Over one year through five years ................................ | 0356     1,773,030 | M.3.a.(3)
       (4) Over five years ................................................. | 0357       987,700 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of                         | ////////////////// |
           Memorandum items 3.a.(1) through 3.a.(4)) ....................... | 0358     3,455,093 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                    | ////////////////// |
       (1) Quarterly or more frequently .................................... | 4554     4,205,101 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly . | 4555     2,729,135 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than     | ////////////////// |
           annually ........................................................ | 4561       456,144 | M.3.b.(3)
       (4) Less frequently than every five years ........................... | 4564        45,669 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)        | ////////////////// |
           through 3.b.(4)) ................................................ | 4567     7,436,049 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))  | ////////////////// |
       (must equal the sum of total loans and leases, net, from              | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from             | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and      | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ...... | 1479    10,891,142 | M.3.c.
 4. Loans to finance commercial real estate, construction, and land          | ////////////////// |
    development activities (not secured by real estate) included in          | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) ........... | 2746       265,490 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I, above)| 5369       185,025 | M.5.
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family    | ////////////////// |---------------------
    residential properties (included in Schedule RC-C, part I, item          | ////////////////// | RCON  Bil Mil Thou |
                                                                                                   ---------------------
    1.c.(2)(a), column B, page RC-6) ....................................... | ////////////////// | 5370       185,968 | M.6.
                                                                             -------------------------------------------

_____________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  Texas Commerce Bank National Association                  Call Date:   6/30/95   ST-BK: 48-3926    FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-7a
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) for loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.


Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic
   offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially                     ------------
   all of the dollar volume by your bank's "Commercial and industrial loans to                                 |   C418   | (-
   U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a,               ------------ -----------
   column B, have original amounts of $100,000 or less (If your bank has no loans                  | RCON   YES        NO |
   outstanding in both of these two loan categories, place an "X" in the box                       ------------------------
   marked "NO" and go to item 5; otherwise, see instructions for further information)..........    | 6999 |     |////| X  | 1.
                                                                                                   ------------------------

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
                                                                              --------------------
2. Report the total number of loans currently outstanding for each of the     |  Number of Loans  |
   following Schedule RC-C, part I, loan categories:                          |------------------ |
   a. "Loans secured by nonfarm nonresidential properties" in domestic        |RCON |//////////// |
       offices reported in Schedule RC-C, part I, item 1.e,                   -----               |
       column B............................................................   |5562           N/A | 2.a.
   b. "Commercial and industrial loans to U.S. addressees" in domestic        |////////////////// |
       offices reported in Schedule RC-C, part I, item 4.a, column B.......   |5563           N/A | 2.b.
                                                                              --------------------

                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |                    |      Amount        |
                                                                              |                    |     Currently      |
                                                                              |  Number of Loans   |    Outstanding     |
                                                                               -------------------- --------------------
                                                  Dollar Amounts in Thousands | RCON | /////////// | RCON  Bil Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm       | ////////////////// | ////////////////// |
   nonresidential properties" in domestic offices reported in Schedule RC-C,  | ////////////////// | ////////////////// |
   part I, item 1.e, column B (sum of items 3.a through 3.c must be less      | ////////////////// | ////////////////// |
   than or equal to Schedule RC-C, part I, item 1.e, column B):               | ////////////////// | ////////////////// |
   a. With original amounts of $100,000 or less ............................. | 5564         1,012 | 5565        35,740 | 3.a.
   b. With original amounts of more than $100,000 through $250,000 .......... | 5566           770 | 5567        80,401 | 3.b.
   c. With original amounts of more than $250,000 through $1,000,000 ........ | 5568           867 | 5569       263,113 | 3.c.
4. Number and amount currently outstanding of "Commercial and industrial      | ////////////////// | ////////////////// |
   loans to U.S. addressees" in domestic offices reported in Schedule RC-C,   | ////////////////// | ////////////////// |
   part I, item 4.a, column B (sum of items 4.a through 4.c must be less than | ////////////////// | ////////////////// |
   or equal to Schedule RC-C, part I, item 4.a, column B):                    | ////////////////// | ////////////////// |
   a. With original amounts of $100,000 or less ............................. | 5570        13,107 | 5571       229,145 | 4.a.
   b. With original amounts of more than $100,000 through $250,000 .......... | 5572         1,649 | 5573       155,671 | 4.b.
   c. With original amounts of more than $250,000 through $1,000,000 ........ | 5574         1,575 | 5575       467,997 | 4.c.
                                                                              -------------------------------------------

                                      17a

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-7b
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-C--Continued

Part II. Continued


Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially  all of the bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3,
   column B, have original amounts of $100,000 or less (If your bank has no loans outstanding                YES        NO
   in both of these two loan catagories, place an "X" in the box marked "NO" and do not             -----------------------
   complete items 7 and 8; otherwise, see instructions for further information)..............       | 6860 |     |////| X  | 5.
                                                                                                    ------- ---------------
If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items
6.a and 6.b and complete items 7 and 8 below.

                                                                              ---------------------
6. Report the total number of loans currently outstanding for each of the     |  Number of Loans  |
   following Schedule RC-C, part I, loan categories:                          |------------------ |
   a. "Loans secured by farmland (including farm residential and other        |RCON |//////////// |
       improvements)" in domestic offices reported in Schedule RC-C, part     ------              |
       I, item 1.b, column B ..............................................   |5576           N/A | 6.a.
   b. "Loans to finance agricultural production and other loans to farmers"   | ///////////////// |
       in domestic offices reported in Schedule RC-C, part I, item 3,         | ///////////////// |
       column B ...........................................................   |5577           N/A | 6.b.
                                                                              --------------------

                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |                    |      Amount        |
                                                                              |                    |     Currently      |
                                                                              |  Number of Loans   |    Outstanding     |
                                                                               -------------------- --------------------
                                                  Dollar Amounts in Thousands | RCON | /////////// | RCON  Bil Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
7. Number and amount currently outstanding of "Loans secured by farmland      | ////////////////// | ////////////////// |
   (including farm residential and other improvements)" in domestic offices   | ////////////////// | ////////////////// |
   reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a    | ////////////////// | ////////////////// |
   through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, | ////////////////// | ////////////////// |
   column B):                                                                 | ////////////////// | ////////////////// |
   a. With original amounts of $100,000 or less ............................. | 5578            20 | 5579           568 | 7.a.
   b. With original amounts of more than $100,000 through $250,000 .......... | 5580            10 | 5581         1,077 | 7.b.
   c. With original amounts of more than $250,000 through $500,000 .......... | 5582             7 | 5583         1,583 | 7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural  | ////////////////// | ////////////////// |
   production and other loans to farmers" in domestic offices reported in     | ////////////////// | ////////////////// |
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c      | ////////////////// | ////////////////// |
   must be less than or equal to Schedule RC-C, part I, item 3, column B):    | ////////////////// | ////////////////// |
   a. With original amounts of $100,000 or less ............................. | 5584           223 | 5585         5,042 | 8.a.
   b. With original amounts of more than $100,000 through $250,000 .......... | 5586            39 | 5587         3,302 | 8.b.
   c. With original amounts of more than $250,000 through $500,000 .......... | 5588            31 | 5589         6,057 | 8.c.
                                                                              -------------------------------------------

                                      17b

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                   ---------
                                                                                                                   |  C420  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | /////////  Bil Mil Thou |
-------------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531         1,269 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532           420 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533         6,882 |  3.
 4. Mortgage-backed securities in domestic offices:                                               | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              | /////////////////////// |
       (include CMOs, REMICs, and stripped MBS).................................................. | RCON 3535             0 |  4.c.
    c. All other mortgage-backed securities...................................................... | RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541             0 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        29,023 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544             0 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        37,594 | 12.
                                                                                                  ---------------------------

                                                                                                  ---------------------------
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                       ---------------------------
13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547        25,430 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548        25,430 | 15.
                                                                                                  ---------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-9
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                ----------
                                                                                                                |  C425  | (-
                                                          ------------------------------------------------------ --------
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                           ----------------------------------------- --------------------
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           -------------------- -------------------- --------------------
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
---------------------------------------------------------- -------------------- -------------------- --------------------
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     6,592,648 | 2240     4,808,795 | 2346     8,308,163 | 1.
2. U.S. Government ...................................... | 2202        58,669 | 2280        58,516 | 2520             7 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       108,779 | 2290        30,512 | 2530        37,050 | 3.
4. Commercial banks in the U.S. ......................... | 2206       217,422 | 2310       217,422 | ////////////////// | 4.
   a. U.S. branches and agencies of foreign banks ....... | ////////////////// | ////////////////// | 2347             0 | 4.a.
   b. Other commercial banks in the U.S. ................ | ////////////////// | ////////////////// | 2348           239 | 4.b.
5. Other depository institutions in the U.S. ............ | 2207        14,019 | 2312        14,019 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213        28,853 | 2320        28,853 | ////////////////// | 6.
   a. Foreign branches of other U.S. banks .............. | ////////////////// | ////////////////// | 2367             0 | 6.a.
   b. Other banks in foreign countries .................. | ////////////////// | ////////////////// | 2373             0 | 6.b.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216         2,755 | 2300         2,755 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330        94,983 | 2330        94,983 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     7,118,128 | 2210     5,255,855 | 2385     8,345,220 | 9.
                                                          ----------------------------------------------------------------

                                                                                                   ----------------------
Memoranda                                                              Dollar Amounts in Thousands | RCON  Bil Mil Thou |
--------------------------------------------------------------------------------------------------- --------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                   | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ........................ | 6835       887,324 | M.1.a.
   b. Total brokered deposits .................................................................... | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                     | ////////////////// |
      (1) Issued in denominations of less than $100,000 .......................................... | 2343             0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000     | ////////////////// |
          and participated out by the broker in shares of $100,000 or less ....................... | 2344             0 | M.1.c.(2)
   d. Total deposits denominated in foreign currencies ........................................... | 3776         1,006 | M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.      | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) .. | 5590       122,094 | M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must        | ////////////////// |
   equal item 9, column C above):                                                                  | ////////////////// |
   a. Savings deposits:                                                                            | ////////////////// |
      (1) Money market deposit accounts (MMDAs) .................................................. | 6810     1,835,510 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................ | 0352     2,797,897 | M.2.a.(2)
   b. Total time deposits of less than $100,000 .................................................. | 6648     2,872,978 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ........................................... | 6645       815,233 | M.2.c.
   d. Open-account time deposits of $100,000 or more ............................................. | 6646        23,602 | M.2.d.
3. All NOW accounts (included in column A above) ................................................. | 2398     1,862,273 | M.3.
                                                                                                   ----------------------

Legal Title of Bank:  Texas Commerce Bank National Association                    Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                     Page RC-10
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-E--Continued

Part I. Continued
Memoranda (continued)

---------------------------------------------------------------------------------------------------------------------------------
| Deposit Totals for FDIC Insurance Assessments                                                    ______________________       |
|                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |       |
 -------------------------------------------------------------------------------------------------- --------------------
| 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)             |/////////////////// |       |
|    (must equal Schedule RC, item 13.a) ......................................................... | 2200    15,463,348 | M.4.  |
|                                                                                                  | ////////////////// |       |
|    a. Total demand deposits (must equal item 9, column B) ...................................... | 2210     5,255,855 | M.4.a.|
|    b. Total time and savings deposits(1) (must equal item 9, column A plus item 9, column C      | ////////////////// |       |
|       minus item 9, column B) .................................................................. | 2350    10,207,493 | M.4.b.|
|                                                                                                  ----------------------       |
| ____________
|
| (1) For FDIC insurance assessment purposes, "total time and savings deposits"
|     consists of nontransaction accounts and all transaction accounts other
|     than demand deposits.
|
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
--------------------------------------------------------------------------------------------------- --------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more          | ////////////////// |
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing         | ////////////////// |
   frequency of:(1)                                                                                | ////////////////// |
   a. Three months or less ....................................................................... | 0359       143,110 | M.5.a.
   b. Over three months through 12 months (but not over 12 months) ............................... | 3644     1,552,887 | M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)            | ////////////////// |
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:    | ////////////////// |
      (1) Three months or less ................................................................... | 2761       460,073 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | 2762       250,239 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | 2763        89,858 | M.6.a.(3)
      (4) Over five years ........................................................................ | 2765             0 | M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                | ////////////////// |
          Memorandum items 6.a.(1) through 6.a.(4)) .............................................. | 2767       800,170 | M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:| ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4568        15,063 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4569             0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4571             0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | 4572             0 | M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of             | ////////////////// |
          Memorandum items 6.b.(1) through 6.b.(4)) .............................................. | 4573        15,063 | M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)      | ////////////////// |
      and 6.b.(5)) (must equal Memorandum item 2.c. above) ....................................... | 6645       815,233 | M.6.c.
                                                                                                   ----------------------

_____________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Texas Commerce Bank National Association                    Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                     Page RC-11
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                   ------------------------
                                                                       Dollar Amounts in Thousands | RCFN  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------------- --------------------
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       245,587 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ... | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       245,587 | 7.
                                                                                                   ----------------------

Schedule RC-F--Other Assets

                                                                                                                   ----------
                                                                                                                   |  C430  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
-------------------------------------------------------------------------------------------------- -------------------------
1. Income earned, not collected on loans ........................................................ | RCFD 2164        81,050 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        51,750 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2168       282,176 | 4.
      ------------- Net Swap Interest Receivable                       ___________________________
   a. | TEXT 3549 |                                                    | RCFD 3549 |      91,578  | /////////////////////// | 4.a.
       ----------- ----------------------------------------------------
   b. | TEXT 3550 |                                                    | RCFD 3550 |              | /////////////////////// | 4.b.
       ----------- ----------------------------------------------------
   c. | TEXT 3551 |                                                    | RCFD 3551 |              | /////////////////////// | 4.c.
      -----------------------------------------------------------------
                                                                                                  ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       414,976 | 5.
                                                                                                  ---------------------------

Memorandum                                                                                        ---------------------------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
-------------------------------------------------------------------------------------------------- -------------------------
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                  ---------------------------

Schedule RC-G--Other Liabilities
__________

                                                                                                                   ----------
                                                                                                                   |  C435  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
-------------------------------------------------------------------------------------------------- -------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        26,255 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       266,046 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049           765 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2938        45,081 | 4.
      ------------- Trading Security Purchase Fails                    ----------------------------
   a. | TEXT 3552 |____________________________________________________| RCFD 3552 |              | /////////////////////// | 4.a.
       -----------                                                                        31,606
   b. | TEXT 3553 |                                                    | RCFD 3553 |              | /////////////////////// | 4.b.
       ----------- ----------------------------------------------------
   c. | TEXT 3554 |                                                    | RCFD 3554 |              | /////////////////////// | 4.c.
      -----------------------------------------------------------------
                                                                                                  ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       338,147 | 5.
                                                                                                  ---------------------------

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Texas Commerce Bank National Association                    Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                     Page RC-12
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                               |  C440  | (-
                                                                                                   ------------ --------
                                                                                                   |  Domestic Offices  |
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
--------------------------------------------------------------------------------------------------- --------------------
1. Customers' liability to this bank on acceptances outstanding .................................. | 2155         9,318 |  1.
2. Bank's liability on acceptances executed and outstanding ...................................... | 2920         9,318 |  2.
3. Federal funds sold and securities purchased under agreements to resell ........................ | 1350     3,980,037 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase .................... | 2800       692,199 |  4.
5. Other borrowed money .......................................................................... | 3190        77,925 |  5.
   EITHER                                                                                          | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ................... | 2163           N/A |  6.
   OR                                                                                              | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2941        93,104 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs) | 2192    20,970,950 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and    | ////////////////// |
   IBFs)                                                                                           | 3129    19,177,976 |  9.
                                                                                                   ----------------------

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.        ----------------------
                                                                                                   | RCON  Bil Mil Thou |
                                                                                                    --------------------
10. U.S. Treasury securities ..................................................................... | 1779       538,677 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                    | ////////////////// |
    securities) .................................................................................. | 1785             0 | 11.
12. Securities issued by states and political subdivisions in the U.S. ........................... | 1786           465 | 12.
13. Mortgage-backed securities (MBS):                                                              | ////////////////// |
    a. Pass-through securities:                                                                    | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA .......................................... | 1787     1,583,047 | 13.a.(1)
       (2) Other pass-through securities ......................................................... | 1869             0 | 13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                  | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA .......................................... | 1877       474,740 | 13.b.(1)
       (2) All other mortgage-backed securities .................................................. | 2253         7,175 | 13.b.(2)
14. Other domestic debt securities ............................................................... | 3159       299,941 | 14.
15. Foreign debt securities ...................................................................... | 3160             0 | 15.
16. Equity securities:                                                                             | ////////////////// |
    a. Investments in mutual funds ............................................................... | 3161             0 | 16.a.
    b. Other equity securities with readily determinable fair values ............................. | 3162             0 | 16.b.
    c. All other equity securities ............................................................... | 3169        48,877 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) ........ | 3170     2,952,922 | 17.
                                                                                                   ----------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
----------------------------------------------------------------------------------------------------- --------------------
   EITHER                                                                                          | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank ............................ | 3051           N/A | M.1.
   OR                                                                                              | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank .............................. | 3059           N/A | M.2.
                                                                                                   ----------------------

                                       22

Legal Title of Bank:  Texas Commerce Bank National Association                    Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                     Page RC-13
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                 ----------
                                                                                                                 |  C445  | (-
                                                                                                     ------------ --------
                                                                         Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
----------------------------------------------------------------------------------------------------- --------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) .................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,    | ////////////////// |
    column A) ...................................................................................... | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) ..... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ...................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,          | ////////////////// |
    part II, items 2 and 3) ........................................................................ | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ...... | 2381           N/A | 6.

Schedule RC-K--Quarterly Averages (1)
__________

                                                                                                                ----------
                                                                                                                |  C455  |  (-
                                                                                               ----------------- --------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
----------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381         5,035 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ....... | RCFD 3382     2,511,107 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           465 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647       323,564 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        48,877 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices | /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ...................... | RCFD 3365     2,315,917 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360    10,301,397 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     2,294,209 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386        97,921 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     4,971,082 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388     1,626,597 |  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360       166,526 |  6.b.
 7. Trading assets ........................................................................... | RCFD 3401        38,830 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484       191,720 |  8.
 9. Total assets(4) .......................................................................... | RCFD 3368    19,012,796 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485     1,880,354 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     1,441,645 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     2,807,850 | 11.b.
    c. Time certificates of deposit of $100,000 or more ...................................... | RCON 3345       795,723 | 11.c.
    d. All other time deposits ............................................................... | RCON 3469     2,897,631 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       202,585 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............. | RCFD 3353       577,025 | 13.
14. Other borrowed money ..................................................................... | RCFD 3355        34,764 | 14.
                                                                                               ---------------------------

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  Texas Commerce Bank National Association                    Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                     Page RC-14
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                ----------
                                                                                                                |  C460  |  (-
                                                                                                    ------------ --------
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------- --------------------
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home           | ////////////////// |
       equity lines ............................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       431,117 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550       245,417 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     6,804,942 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819       974,638 |  2.
                                                                         ---------------------------
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |       95,653 | ////////////////// |  2.a.
                                                                         ---------------------------
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821        77,514 |  3.
    a. Amount of performance standby letters of credit conveyed to                                  | ////////////////// |
                                                                         ---------------------------
       others .......................................................... | RCFD 3822 |        2,747 | ////////////////// |  3.a.
                                                                         ---------------------------
 4. Commercial and similar letters of credit ...................................................... | 3411       232,405 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by          | ////////////////// |
    the reporting bank ............................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432         4,376 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified         | ////////////////// |
    against loss by the reporting bank) ........................................................... | 3433         8,407 |  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold      | ////////////////// |
    for Call Report purposes:                                                                       | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651             0 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434       191,435 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435       190,440 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765       781,065 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 | 12.
      -------------                                                    ---------------------------
   a. | TEXT 3555 |                                                    | RCFD 3555 |                | ////////////////// | 12.a.
       ----------- ----------------------------------------------------
   b. | TEXT 3556 |                                                    | RCFD 3556 |                | ////////////////// | 12.b.
       ----------- ----------------------------------------------------
   c. | TEXT 3557 |                                                    | RCFD 3557 |                | ////////////////// | 12.c.
      -----------------------------------------------------------------
   d. | TEXT 3558 |                                                    | RCFD 3558 |                | ////////////////// | 12.d.
       ----------- ----------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 5591             0 | 13.
      -------------                                                    ---------------------------
   a. | TEXT 5592 |                                                    | RCFD 5592 |                | ////////////////// | 13.a.
       ----------- ----------------------------------------------------
   b. | TEXT 5593 |                                                    | RCFD 5593 |                | ////////////////// | 13.b.
       ----------- ----------------------------------------------------
   c. | TEXT 5594 |                                                    | RCFD 5594 |                | ////////////////// | 13.c.
      -----------------------------------------------------------------
   d. | TEXT 5595 |                                                    | RCFD 5595 |                | ////////////////// | 13.d.
       ----------- ----------------------------------------------------


Legal Title of Bank:  Texas Commerce Bank National Association                    Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                     Page RC-15
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------


Schedule RC-L--Continued

                                                                                                             -------------
                                                                                                             |     C461  |
                                  ----------------------------------------------------------------------------------------
                                  |     (Column A)      |    (Column B)      |    (Column C)      |      (Column D)      |
      Dollar Amounts in Thousands |   Interest Rate     |  Foreign Exchange  | Equity Derivative  |     days and still   |
----------------------------------|     Contracts       |     Contracts      |                    |       accruing       |
   Off-balance Sheet Derivatives  ----------------------------------------------------------------------------------------
        Position Indicators       | Tril  Bil Mil Thou  | Tril  Bil Mil Thou | Tril  Bil Mil Thou | Tril  Bil Mil Thou   |
--------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g.,          |
    notional amounts) (for each   | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    column, sum of items 14.a     | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    through 14.e must equal       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    sum of items 15, 16.a,        | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    and 16.b):                    | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    a. Futures contracts..........|            3,476,383 |                  0 |                  0 |                   0 | 14.a
                                  |   RCFD      8693     |   RCFD      8694   |  RCFD      8695    |    RCFD      8696   |
    b. Foward contracts...........|                    0 |            337,771 |                  0 |                   0 | 14.b
                                  |   RCFD      8697     |   RCFD      8698   |  RCFD      8699    |    RCFD      8700   |
    c. Exchange-traded option     | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       contracts:                 | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Written options........|                    0 |                  0 |                  0 |                   0 | 14.c.(1)
                                  |   RCFD      8701     |   RCFD      8702   |  RCFD      8703    |    RCFD      8704   |
       (2) Purchased options......|                    0 |                  0 |                  0 |                   0 | 14.c.(2)
                                  |   RCFD      8705     |   RCFD      8706   |  RCFD      8707    |    RCFD      8708   |
    d. Over-the-counter option    | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       contracts:                 | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Written options........|              345,693 |              7,000 |                  0 |                   0 | 14.d.(1)
                                  |   RCFD      8709     |   RCFD      8710   |  RCFD      8711    |    RCFD      8712   |
       (2) Purchased options......|            2,245,693 |              7,000 |                  0 |                   0 | 14.d.(2)
                                  |   RCFD      8713     |   RCFD      8714   |  RCFD      8715    |    RCFD      8716   |
    e. Swaps......................|            5,422,455 |                  0 |                  0 |              20,750 | 14.e.
                                  |   RCFD      3450     |   RCFD      3826   |  RCFD      8719    |    RCFD      8720   |
15. Total gross notional amount   | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    of derivatives contracts      | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    held for trading..............|            2,502,909 |            351,771 |                  0 |              20,750 | 15.
                                  |   RCFD      A126     |   RCFD      A127   |  RCFD      8723    |    RCFD      8724   |
16. Total gross notional amount   | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    of derivative contracts       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    held for purposes other       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    than trading:                 | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    a. Contracts marked           | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       to market .................|            3,425,000 |                  0 |                  0 |                   0 | 16.a.
                                  |   RCFD      8725     |   RCFD      8726   |  RCFD      8727    |    RCFD      8728   |
    b. Contracts not marked       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       to market .................|            5,562,315 |                  0 |                  0 |                   0 | 16.b.
                                  |   RCFD      8729     |   RCFD      8730   |  RCFD      8731    |    RCFD      8732   |
                                  ----------------------------------------------------------------------------------------


Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-16
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------


Schedule RC-L--Continued

                                                                                                             -------------
                                                                                                             |     C461  |
                                  ----------------------------------------------------------------------------------------
                                  |     (Column A)      |    (Column B)      |    (Column C)      |      (Column D)      |
      Dollar Amounts in Thousands |   Interest Rate     |  Foreign Exchange  | Equity Derivative  |    Commodity and     |
__________________________________|     Contracts       |     Contracts      |     Contracts      |    Other Contracts   |
   Off-balance Sheet Derivatives  ________________________________________________________________________________________
        Position Indicators       | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou   |
--------------------------------------------------------------------------------------------------------------------------
17. Gross fair values of          | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    derivative contracts:         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    a. Contracts held for         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       trading:                   | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Gross positive         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............|   8733        31,847 |   8734       3,433 |  8735            0 |    8736       2,221 | 17.a.(1)
       (2) Gross negative         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............|   8737        27,983 |   8738       2,994 |  8739            0 |    8740       1,824 | 17.a.(2)
    b. Contracts held for         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       purposes other than        | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       trading that are marked    | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       to market:                 | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Gross positive         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............|   8741             0 |   8742           0 |  8743            0 |    8744           0 | 17.b.(1)
       (2) Gross negative         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............|   8745             0 |   8746           0 |  8747            0 |    8748           0 | 17.b.(2)
    c. Contracts held for         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       purposes other than        | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       trading that are not       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       marked to market:          | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Gross positive         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............|   8749       102,803 |   8750           0 |  8751            0 |    8752           0 | 17.c.(1)
       (2) Gross negative         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............|   8753            68 |   8754           0 |  8755            0 |    8756           0 | 17.c.(2)
                                  ------------------------------------------------------------------------------------------

                                                                                                    ----------------------
Memoranda                                                               Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------- --------------------
 1-2. Not applicable                                                                                | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833     4,993,673 | M.3.
    a. Participations in commitments with an original maturity                                      | ////////////////// |
                                                                         ---------------------------
       exceeding one year conveyed to others ........................... | RCFD 3834 |        9,946 | ////////////////// | M.3.a.
                                                                         ---------------------------
 4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ............. | 3377        40,500 | M.4.
 5. To be completed for the September report only:                                                  | ////////////////// |
    Installment loans to individuals for household, family, and other personal expenditures that    | ////////////////// |
    have been securitized and sold without recourse (with servicing retained), amounts              | ////////////////// |
    outstanding by type of loan:                                                                    | ////////////////// |
    a. Loans to purchase private passenger automobiles ............................................ | 2741           N/A | M.5.a.
    b. Credit cards and related plans ............................................................. | 2742           N/A | M.5.b.
    c. All other consumer installment credit (including mobile home loans) ........................ | 2743           N/A | M.5.c.
                                                                                                    ----------------------

                                       26

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-17
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-M--Memoranda

                                                                                                                 ----------
                                                                                                                 |  C465  | (-
                                                                                                     ------------ --------
                                                                         Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
----------------------------------------------------------------------------------------------------- --------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal        | ////////////////// |
   shareholders, and their related interests as of the report date:                                  | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal   | ////////////////// |
      shareholders, and their related interests .................................................... | 6164        17,413 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all  | ////////////////// |
      extensions of credit by the reporting bank (including extensions of credit to                  | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number | ////////////////// |
                                                                          ---------------------------
      of total capital as defined for this purpose in agency regulations. | RCFD 6165 |            3 | ////////////////// | 1.b.
                                                                          ---------------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches         | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) ................... | 3405         1,500 | 2.
3. Not applicable.                                                                                   | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others        | ////////////////// |
   (include both retained servicing and purchased servicing):                                        | ////////////////// |
   a. Mortgages serviced under a GNMA contract ..................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                     | ////////////////// |
      (1) Serviced with recourse to servicer ....................................................... | 5501             0 | 4.b.(1)
      (2) Serviced without recourse to servicer .................................................... | 5502             0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                      | ////////////////// |
      (1) Serviced under a regular option contract ................................................. | 5503             0 | 4.c.(1)
      (2) Serviced under a special option contract ................................................. | 5504             0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts ........................................... | 5505             0 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                            | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must       | ////////////////// |
   equal Schedule RC, item 9):                                                                       | ////////////////// |
   a. U.S. addressees (domicile) ................................................................... | 2103         6,694 | 5.a.
   b. Non-U.S. addressees (domicile) ............................................................... | 2104         2,624 | 5.b.
6. Intangible assets:                                                                                | ////////////////// |
   a. Mortgage servicing rights .................................................................... | 3164         2,745 | 6.a.
   b. Other identifiable intangible assets:                                                          | ////////////////// |
      (1) Purchased credit card relationships ...................................................... | 5506             0 | 6.b.(1)
      (2) All other identifiable intangible assets ................................................. | 5507       131,307 | 6.b.(2)
   c. Goodwill ..................................................................................... | 3163       382,782 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ....................... | 2143       517,834 | 6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes ............... | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem        | ////////////////// |
   the debt ........................................................................................ | 3295             0 | 7.
                                                                                                     ----------------------

_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-18
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-M--Continued

                                                                                            ---------------------------
                                                                Dollar Amounts in Thousands | /////////  Bil Mil Thou |
-------------------------------------------------------------------------------------------- -------------------------
 8. a. Other real estate owned:                                                             | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ........................ | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                     | /////////////////////// |
           (a) Construction and land development in domestic offices ...................... | RCON 5508         6,499 |  8.a.(2)(a)
           (b) Farmland in domestic offices ............................................... | RCON 5509           268 |  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ...................... | RCON 5510           890 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices ......... | RCON 5511             0 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ...................... | RCON 5512        31,443 |  8.a.(2)(e)
           (f) In foreign offices ......................................................... | RCFN 5513             0 |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ...... | RCFD 2150        39,100 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                 | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ........................ | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies .. | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ...... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ............... | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,    | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" .............................. | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include           | /////////////////////// |
    proprietary, private label, and third party products):                                  | /////////////////////// |
    a. Money market funds ................................................................. | RCON 6441     6,165,803 | 10.a.
    b. Equity securities funds ............................................................ | RCON 8427         5,067 | 10.b.
    c. Debt securities funds .............................................................. | RCON 8428           740 | 10.c.
    d. Other mutual funds ................................................................. | RCON 8429        67,624 | 10.d.
    e. Annuities .......................................................................... | RCON 8430             0 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through      | /////////////////////// |
       10.e above) ........................................................................ | RCFD 8784     4,226,900 | 10.f.
                                                                                            ---------------------------

---------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                               |
|                                                                                                 ----------------------        |
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |        |
|------------------------------------------------------------------------------------------------- --------------------         |
|                                                                                                                               |
|1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |        |
|   a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836           N/A | M.1.a. |
|   b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837           N/A | M.1.b. |
|                                                                                                 ----------------------        |
|                                                                                                                               |
---------------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-19
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets


The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,
column A, and in Memorandum items 2 through 4,                                                              ----------
column A, as confidential.                                                                                  |  C470  |    (-
                                                      ------------------------------------------------------------------
                                                      |      (Column A)      |    (Column B)      |    (Column C)      |
                                                      |      Past due        |    Past due 90     |    Nonaccrual      |
                                                      |     30 through 89    |    days or more    |                    |
                                                      |     days and still   |     and still      |                    |
                                                      |       accruing       |     accruing       |                    |
                                                      ------------------------------------------------------------------
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
-----------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:                     | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1245                 | 1246        13,026 | 1247        92,864 |  1.a.
    b. To non-U.S. addressees (domicile) ............ | 1248                 | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and              | //////////////////// | ////////////////// | ////////////////// |
    acceptances of other banks:                       | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        | //////////////////// | ////////////////// | ////////////////// |
       institutions ................................. | 5377                 | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ............................. | 5380                 | 5381             0 | 5382            10 |  2.b.
 3. Loans to finance agricultural production and      | //////////////////// | ////////////////// | ////////////////// |
    other loans to farmers .......................... | 1596                 | 1597            53 | 1583         6,848 |  3.
 4. Commercial and industrial loans:                  | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1251                 | 1252        13,726 | 1253        62,968 |  4.a.
    b. To non-U.S. addressees (domicile) ............ | 1254                 | 1255            40 | 1256             0 |  4.b.
 5. Loans to individuals for household, family, and   | //////////////////// | ////////////////// | ////////////////// |
    other personal expenditures:                      | //////////////////// | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... | 5383                 | 5384           207 | 5385             0 |  5.a.
    b. Other (includes single payment, installment,   | //////////////////// | ////////////////// | ////////////////// |
       and all student loans) ....................... | 5386                 | 5387        13,980 | 5388           349 |  5.b.
 6. Loans to foreign governments and official         | //////////////////// | ////////////////// | ////////////////// |
    institutions .................................... | 5389                 | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. | 5459                 | 5460         4,650 | 5461         1,538 |  7.
 8. Lease financing receivables:                      | //////////////////// | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ | 1257                 | 1258             0 | 1259           142 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ | 1271                 | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   | //////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . | 3505                 | 3506             0 | 3507             0 |  9.
                                                      ------------------------------------------------------------------

================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                      -----------------------------------------------------------------
                                                      | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                                                                      |
10. Loans and leases reported in items 1              |---------------------------------------------------------------|
    through 8 above which are wholly or partially     | /////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612                | 5613        19,016 | 5614        63,083 | 10.
    a. Guaranteed portion of loans and leases         | /////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .................... | 5615                | 5616        16,341 | 5617        58,683 | 10.a.
                                                      -----------------------------------------------------------------

                                       29

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-20
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-N--Continued

                                                                                                            ----------
                                                                                                            |  C473  | (-
                                                      ------------------------------------------------------ ---------
                                                      |    (Column A)      |    (Column B)      |    (Column C)      |
                                                      |     Past due       |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |  days and still    |     and still      |                    |
Memoranda                                             |     accruing       |     accruing       |                    |
                                                      -------------------- --------------------- ---------------------
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
------------------------------------------------------ -------------------- -------------------- ---------------------
                                                                                                                     |
 1. Restructured loans and leases included in         | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 1 through 8, above           | ////////////////// | ////////////////// | ////////////////// |
    (and not reported in Schedule RC-C, part I,       | ////////////////// | ////////////////// | ////////////////// |
    Memorandum item 2)............................... | 1658               | 1659               | 1661             6 | M.1.
 2. Loans to finance commercial real estate,          | ////////////////// | ////////////////// | ////////////////// |
    construction, and land development activities     | ////////////////// | ////////////////// | ////////////////// |
    (not secured by real estate) included in          | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 4 and 7, above ............. | 6558               | 6559            15 | 6560           484 | M.2.
                                                       -------------------- -------------------- --------------------
 3. Loans secured by real estate in domestic offices  | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
                                                       -------------------- -------------------- --------------------
    (included in Schedule RC-N, item 1, above):       | ////////////////// | ////////////////// | ////////////////// |
    a. Construction and land development ............ | 2759               | 2769         1,968 | 3492        34,534 | M.3.a.
    b. Secured by farmland .......................... | 3493               | 3494             0 | 3495             0 | M.3.b.
    c. Secured by 1-4 family residential properties:  | ////////////////// | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | ////////////////// | ////////////////// | ////////////////// |
           1-4 family residential properties and      | ////////////////// | ////////////////// | ////////////////// |
           extended under lines of credit ........... | 5398               | 5399             0 | 5400             0 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      | ////////////////// | ////////////////// | ////////////////// |
           residential properties ................... | 5401               | 5402         4,508 | 5403         7,580 | M.3.c.(2)
    d. Secured by multifamily (5 or more)             | ////////////////// | ////////////////// | ////////////////// |
       residential properties ....................... | 3499               | 3500           220 | 3501           482 | M.3.d.
    e. Secured by nonfarm nonresidential properties . | 3502               | 3503         6,330 | 3504        50,268 | M.3.e.
                                                      ----------------------------------------------------------------

                                                      -------------------------------------------
                                                      |    (Column A)      |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                      |-------------------- --------------------|
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                      |-------------------- --------------------|
                                                                                                |
 4. Interest rate, foreign exchange rate, and other   | ////////////////// | ////////////////// |
    commodity and equity contracts:                   | ////////////////// | ////////////////// |
    a. Book value of amounts carried as assets ...... | 3522               | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           | ////////////////// | ////////////////// |
       positive replacement cost .................... | 3529               | 3530             0 | M.4.b.
                                                      -------------------------------------------

                                       30

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-21
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-O--Other Data for Deposit Insurance Assessments
__________

                                                                                                               ----------
                                                                                                               |  C475  | (-
                                                                                                   ---------------------
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
--------------------------------------------------------------------------------------------------- --------------------
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           N/A |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031             0 |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032             0 |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           N/A |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512             0 |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514             0 |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520        25,415 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in           | ////////////////// |
    Puerto Rico and U.S. territories and possessions (not included in total deposits):             | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211         2,529 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351            16 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
                                                                                                   ----------------------
                                                                                                   ----------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                     | ////////////////// |
       Memorandum item 4.a) ...................................................................... | 2314            80 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       Memorandum item 4.b) ...................................................................... | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516         6,701 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
                                                                                                   ----------------------

-------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                                                          |
|                                                                                                  ----------------------     |
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518           N/A |  8. |
|                                                                                                  ----------------------     |
|                                                                                                                             |
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ----------------------
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
                                                                                                   ----------------------

______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-22
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-O--Continued

                                                                                                  ----------------------
                                                                     Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
-------------------------------------------------------------------------------------------------- --------------------
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for certain       | ////////////////// |
    reciprocal demand balances:                                                                    | ////////////////// |
    a. Amount by which demand deposits would be reduced if reciprocal demand balances              | ////////////////// |
       between the reporting bank and savings associations were reported on a net basis            | ////////////////// |
       rather than a gross basis in Schedule RC-E................................................. | 8785             0 | 11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances            | ////////////////// |
       between the reporting bank and U.S. branches and agencies of foreign banks were             | ////////////////// |
       reported on a gross basis rather than a net basis in Schedule RC-E ........................ | A181             0 | 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of                | ////////////////// |
       collection were included in the calculation of net reciprocal demand balances between       | ////////////////// |
       the reporting bank and the domestic offices of U.S. banks and savings associations          | ////////////////// |
       in Schedule RC-E .......................................................................... | A182        50,764 | 11.c.
                                                                                                   ----------------------


Memoranda (to be completed each quarter except as noted)

                                                                                                   ----------------------
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
--------------------------------------------------------------------------------------------------- ---------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)    | ////////////////// |
    must equal Schedule RC, item 13.a):                                                            | ////////////////// |
    a. Deposit accounts of $100,000 or less:                                                       | ////////////////// |
       (1) Amount of deposit accounts of $100,000 or less ........................................ | 2702     8,920,773 | M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                            Number | ////////////////// |
                                                                        ---------------------------
           completed for the June report only) ........................ | RCON 3779 |    1,286,323 | ////////////////// | M.1.a.(2)
                                                                        ---------------------------
    b. Deposit accounts of more than $100,000:                                                     | ////////////////// |
       (1) Amount of deposit accounts of more than $100,000 ...........                     Number | 2710     6,542,575 | M.1.b.(1)
                                                                        ---------------------------
       (2) Number of deposit accounts of more than $100,000 ........... | RCON 2722 |       15,715 | ////////////////// | M.1.b.(2)
                                                                        -------------------------------------------------
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by
       $100,000 and subtracting the result from the amount of deposit accounts of more than
       $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or procedure for
                                                                                                    RCON  YES        NO
                                                                                                   ----------------------
       determining a better estimate of uninsured deposits than the estimate described above ..... | 6861|     |///| X  | M.2.a.
                                                                                                    --------------------
                                                                                                                      X
    b. If the box marked YES has been checked, report the estimate of uninsured deposits           | RCON  Bil Mil Thou |
                                                                                                    --------------------
       determined by using your bank's method or procedure ....................................... | 5597           N/A | M.2.b.
                                                                                                   ----------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    |  C477  | (-
Person to whom questions about the Reports of Condition and Income should be directed:                             ----------
Karen Gatenby, Vice President                                                          (713) 216-5263
-----------------------------------------------------------------------------       -------------------------------------------
Name and Title (TEXT 8901)                                                          Area code/phone number/extension (TEXT 8902)


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-23
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ------------
                                                                                                             |   C480   | (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed           -----------------
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate                | YES        NO |
   box at the right whether the bank has total capital greater than or equal to eight percent ---------------------------
   of adjusted total assets ............................................................... | RCFD 6056 |     |////|    | 1.
                                                                                            -----------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete item 2 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |Subordinated Debt(1)|       Other        |
                                                                              |  and Intermediate  |      Limited-      |
Item 2 is to be completed by all banks.                                       |   Term Preferred   |    Life Capital    |
                                                                              |       Stock        |    Instruments     |
                                                                               -------------------- --------------------
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
2. Subordinated debt(1) and other limited-life capital instruments (original  | ////////////////// | ////////////////// |
   weighted average maturity of at least five years) with a remaining         | ////////////////// | ////////////////// |
   maturity of:                                                               | ////////////////// | ////////////////// |
   a. One year or less ...................................................... | 3780             0 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781             0 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782             0 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783         7,000 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784         7,000 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785       331,000 | 3791             0 | 2.f.
                                                                              -------------------------------------------
3. Not applicable
                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memoranda items 1 and 2 are to be completed                     |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(2)   |
                                                                               -------------------- --------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                               -------------------- --------------------
   to the Zero percent risk category:                                         | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
          guaranteed by, the U.S. Government and its agencies and other       | ////////////////// | ////////////////// |
          OECD central governments .......................................... | 3794     1,496,369 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795       671,730 | ////////////////// | 4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796        29,828 | 4.b.
                                                                              -------------------------------------------

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-24
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-R--Continued

                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |       Assets       |   Credit Equiv-    |
                                                                              |      Recorded      |    alent Amount    |
                                                                              |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(1)   |
                                                                              |-------------------- --------------------|
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
5. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and its      | ////////////////// | ////////////////// |
          agencies and other OECD central governments ........................| 3798       693,457 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      | ////////////////// | ////////////////// |
          ment and its agencies and other OECD central governments; by        | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and        | ////////////////// | ////////////////// |
          by cash on deposit .................................................| 3799        40,177 | ////////////////// | 5.a.(2)
      (3) All other ..........................................................| 3800     6,864,542 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3801       270,997 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3802       567,513 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3803        35,238 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                 | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3804    10,963,751 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3805     3,380,503 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the         | ////////////////// | ////////////////// |
   risk-based capital ratio(2) .............................................. | 3806       126,772 | ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                         | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,         | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) .......................................... | 3807    21,424,311 | ////////////////// | 9.
                                                                              -------------------------------------------

Memorandum
                                                                                                   ----------------------
                                                  Dollar Amounts in Thousands                      | RCFD  Bil Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the        | ////////////////// |
   risk-basked capital standards ................................................................. | 8764       117,610 |M.1




                                           -----------------------------------------------------------------------------
                                           |                     With a remaining maturity of                          |
                                           -----------------------------------------------------------------------------
                                           |       (Column A)       |      (Column B)         |       (Column C)       |
                                           |    One year or less    |     Over one year       |     Over five years    |
 2. Notional principal amounts of          |                        |   through five years    |                        |
    off-balance sheet derivative           -----------------------------------------------------------------------------
    contracts(3):                          | RCFD Tril Bil Mil Thou | RCFD Tril  Bil Mil Thou | RCFD Tril Bil Mil Thou |
                                           -----------------------------------------------------------------------------
                                                                                                                       |
    a. Interest rate contracts ........... | 3809         1,805,920 | 8766          5,128,480 | 8767           733,748 | M.2.a.
    b. Foreign exchange contracts ........ | 3812           343,796 | 8769                975 | 8770                 0 | M.2.b.
    c. Gold contracts .................... | 8771                 0 | 8772                  0 | 8773                 0 | M.2.c.
    d. Other precious metals contracts ... | 8774                 0 | 8775                  0 | 8776                 0 | M.2.d.
    e. Other commodity contracts ......... | 8777                 0 | 8778             20,750 | 8779                 0 | M.2.e.
    f. Equity derivative contracts ....... | A000                 0 | A001                  0 | A002                 0 | M.2.f.
                                           -----------------------------------------------------------------------------

--------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-25
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on June 30, 1995

Texas Commerce Bank National Association                           Houston                             Texas
_______________________________________________________________    __________________________________, ___________________________
Legal Title of Bank                                                City                                State
The  management of  the  reporting bank may, if it wishes, sub-    the  truncated  statement will  appear  as the bank's statement
mit a  brief narrative  statement  on  the amounts  reported in    both  on  agency  computerized  records  and  in  computer-file
the  Reports of Condition  and Income.  This optional statement    releases to the public.
will be made  available to the public,  along with the publicly
available data in  the Reports of  Condition and Income, in re-    All information  furnished by  the bank in the narrative state-
sponse to any  request for  individual bank  report data.  How-    ment  must be  accurate and  not misleading.   Appropriate  ef-
ever, the information  reported  in  column  A  and  in all  of    forts shall  be taken  by the  submitting bank  to  ensure  the
Memorandum item 1 of  Schedule RC-N is regarded as confidential    statement's  accuracy.  The  statement must  be signed,  in the
and  will  not  be  released to  the public.  BANKS CHOOSING TO    space  provided below,  by a  senior officer  of the  bank  who
SUBMIT  THE   NARRATIVE  STATEMENT   SHOULD  ENSURE   THAT  THE    thereby attests to its accuracy.
STATEMENT   DOES   NOT   CONTAIN    THE     NAMES    OR   OTHER
IDENTIFICATIONS    OF   INDIVIDUAL  BANK CUSTOMERS,  REFERENCES    If, subsequent  to the original  submission,  material  changes
TO   THE   AMOUNTS  REPORTED  IN  THE  CONFIDENTIAL   ITEMS  IN    are  submitted for  the data  reported in the Reports of Condi-
SCHEDULE RC-N,  OR  ANY    OTHER  INFORMATION  THAT  THEY   ARE    tion  and Income,  the existing  narrative  statement  will  be
NOT   WILLING   TO    HAVE    MADE    PUBLIC   OR   THAT  WOULD    deleted  from the files, and from  disclosure; the bank, at its
COMPROMISE  THE  PRIVACY   OF  THEIR CUSTOMERS.  Banks choosing    option, may replace  it with a  statement, under signature, ap-
not to make a statement may check  the "No comment"  box  below    propriate to the amended data.
and should make no entries of  any kind  in the space  provided
for the narrative statement;  i.e., DO NOT enter in  this space    The   optional  narrative  statement   will  appear  in  agency
such phrases as "No   statement,"   "Not  applicable,"   "N/A,"    records and  in release  to the public exactly as submitted (or
"No comment," and "None."                                          amended  as  described  in  the  preceding  paragraph)  by  the management  of the  bank  (except for  the truncation of state-
                                                                   ments  exceeding  the  750-character  limit  described  above).
                                                                   THE   STATEMENT   WILL  NOT   BE  EDITED  OR  SCREENED  IN  ANY
The  optional  statement  must  be entered  on this sheet.  The    WAY   BY    THE    SUPERVISORY    AGENCIES   FOR   ACCURACY  OR
statement  should not  exceed 100  words.  Further,  regardless    RELEVANCE.   DISCLOSURE  OF    THE    STATEMENT    SHALL    NOT
of the  number of  words, the  statement  must not  exceed  750    SIGNIFY    THAT   ANY    FEDERAL    SUPERVISORY    AGENCY   HAS
characters,  including  punctuation,  indentation, and standard    VERIFIED   OR   CONFIRMED   THE  ACCURACY  OF  THE  INFORMATION
spacing   between  words  and  sentences.   If  any  submission    CONTAINED   THEREIN.    A   STATEMENT   TO  THIS   EFFECT  WILL
should  exceed 750 characters, as defined, it will be truncated    APPEAR  ON  ANY  PUBLIC  RELEASE  OF  THE   OPTIONAL  STATEMENT
at  750  characters  with no  notice to the submitting bank and    SUBMITTED   BY   THE   MANAGEMENT   OF   THE   REPORTING  BANK.
---------------------------------------------------------------------------------------------------------------------------------
No comment | | (RCON 6979)                                                                                    |  C471  |  C472  |(-
           ---                                                                                                -------------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)




                                                    Signature of Kenneth L. Tilton appears here     July 27, 1995
                                                    ---------------------------------------------   --------------------------------
                                                    Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/95  ST-BK: 48-3926
Address:              P.O. Box 2558
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

                                                                                                                             <
                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------------------
CALL NO. 192         31             06-30-95                   |                 OMB No. For  OCC:  1557-0081
CERT: 03263       00373         STBK 48-3926                   |                 OMB No. For FDIC:  3064-0052
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                       |            OMB No. For Federal Reserve: 7100-0036
712 MAIN STREET                                                |                  Expiration Date:   3/31/96
HOUSTON, TX 77001                                              |
                                                               |                        SPECIAL REPORT
                                                               |                (Dollar Amounts in Thousands)
                                                               |
                                                                ------------------------------------------------------------------
                                                               | CLOSE OF BUSINESS  | FDIC Certificate Number  |             |
                                                               | DATE               |                          |    C-700    | (-
                                                               |         6/30/9 5   |    |0|3|2|6|3|           |             |
----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert
"none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)
See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the
definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  ----------------------------
a. Number of loans made to executive officers since the previous Call Report date .............. | RCFD 3561 |             0    a.
                                                                                                  ----------------------------
b. Total dollar amount of above loans (in thousands of dollars) ................................ | RCFD 3562 |             0    b.
                                                                                                 -----------------------------
c. Range of interest charged on above loans                            -------------------------------------------------------
   (example: 9 3/4% = 9.75) .......................................... | RCFD 7701 |   0.00  | %  to | RCFD 7702 |   0.00  | %  c.
                                                                       -------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                      | DATE (Month, Day, Year)
                                                                                              |
                                                                                              |
Signature of Kenneth L. Tilton appears here                                                   |
EVP & Controller                                                                              |     July 27, 1995
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                        | AREA CODE/PHONE NUMBER/EXTENSION
                                                                                              | (TEXT 8904)
Karen Gatenby, Vice President                                                                 |      (713) 216-5263
                                                                                              |
----------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)